Exhibit 10.19d

REQUIRED GROUP AGENT ACTION NO. 4

This REQUIRED GROUP AGENT ACTION NO. 4 (this “Action”), dated as of August 25, 2015 (the “Effective Date”), is entered into by and among Megalodon Solar, LLC, a Delaware limited liability company (“Borrower”), Bank of America, N.A., as the Administrative Agent (“Administrative Agent”), the Collateral Agent for the Secured Parties (“Collateral Agent”) and the Depositary for the Secured Parties (the “Depositary”) and each of Bank of America, N.A. (“BA Agent”), Credit Suisse AG, New York Branch (“CS Agent”), Deutsche Bank AG, New York Branch (“DB Agent”), ING Capital LLC (“ING Agent”) and KeyBank National Association (“KB Agent”, and collectively with BA Agent, CS Agent, DB Agent and ING Agent, the “Group Agents”), as Group Agents party to the Loan Agreement, dated as of May 4, 2015 (as amended, the “Loan Agreement”), by and among the Borrower, Administrative Agent, Collateral Agent, the Group Agents, the Lenders and the other parties from time to time party thereto. As used in this Action, capitalized terms which are not defined herein shall have the meanings ascribed to such terms in the Loan Agreement.

A.The Borrower has requested the Required Group Agents to provide their consent to the extension of the deadline for delivering Tax Loss Policies as required under Section 11.11(a) of the Loan Agreement (the “Tax Loss Policy Extension”);

B.The Required Group Agents are willing to provide their consent to the Tax Loss Policy Extension on the terms and subject to the conditions set forth in this Action; and

Accordingly, in consideration of the mutual agreements herein contained and other good and valuable consideration, the sufficiency and receipt of which are hereby acknowledged, and subject to the conditions set forth herein, the parties hereto hereby agree as follows:

Section 1.Consents to the Loan Agreement.  Subject to the prior satisfaction of the conditions precedent described in Section 2 hereof, the Administrative Agent and the Required Group Agents agree (A) to extend the deadline under Section 11.11(a) of the Loan Agreement with respect to delivery of a Tax Loss Policy to November 25, 2015 (such date, the “Required Delivery Date”) and (B) that failure to deliver any Tax Loss Policy before the Required Delivery Date shall not constitute a Default or Event of Default.

Section 2.Conditions Precedent. This Action shall be effective upon the receipt by the Administrative Agent of counterparts of this Action, executed and delivered by each of the other parties hereto.

Section 3.Reference to and Effect on Financing Documents. Each of the Loan Agreement and the other Financing Documents is and shall remain unchanged and in full force and effect, and, except as expressly set forth herein, nothing contained in this Action shall, by implication or otherwise, limit, impair, constitute a waiver of, or otherwise affect the rights and remedies of the Administrative Agent or any of the other Secured Parties, or shall alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in each of the Loan Agreement and any other Financing Document. This Action shall also constitute a “Financing Document” for all purposes of the Loan Agreement and the other Financing Documents.

Required Group Agent Action No. 4

Section 4.Incorporation by Reference.  Sections 10.5 (Entire Agreement), 10.6 (Governing Law), 10.7 (Severability), 10.8 (Headings), 10.11 (Waiver of Jury Trial), 10.12 (Consent to Jurisdiction), 10.14 (Successors and Assigns) and 10.16 (Binding Effect; Counterparts) of the Loan Agreement are hereby incorporated by reference herein, mutatis mutandis.

Section 5.Construction. The rules of interpretation specified in Section 1.2 of the Loan Agreement also apply to this Action, mutatis mutandis.

[Signature Pages Follow]

2Required Group Agent Action No. 4

IN WITNESS WHEREOF, the parties hereto have caused this Action to be duly executed by their respective authorized officers as of the day and year first written above.

MEGALODON SOLAR, LLC,
as Borrower

By:	/s/ Brad W. Buss
Name:	Brad W. Buss
Title:	Treasurer

[ Signature Page to Required Group Agent Action No. 4 ]

BANK OF AMERICA, N.A.,
as a Group Agent

By:	/s/ Sheikh Omer-Farooq
Name:	Sheikh Omer-Farooq
Title:	Director

CREDIT SUISSE AG, NEW YORK BRANCH,
as a Group Agent

By:	/s/ Oliver Nisenson
Name:	Oliver Nisenson
Title:	Director

By:	/s/ Eric McCutcheon
Name:	Eric McCutcheon
Title:	Vice President

DEUTSCHE BANK AG, NEW YORK BRANCH,
as a Group Agent

By:	/s/ Evelyn Peters
Name:	Evelyn Peters
Title:	Vice President

By:	/s/ Vanessa Lamort De Gail
Name:	Vanessa Lamort De Gail
Title:	Director

ING CAPITAL, LLC,
as a Group Agent

By:	/s/ Thomas Cantello
Name:	Thomas Cantello
Title:	Director

By:	/s/ Polina Gerasimova
Name:	Polina Gerasimova
Title:	Director

[ Signature Page to Required Group Agent Action No. 4 ]

KEYBANK NATIONAL ASSOCIATION,
as a Group Agent

By:	/s/ Benjamin C. Cooper
Name:	Benjamin C. Cooper
Title:	Vice President, Portfolio Manager

Acknowledged by:
BANK OF AMERICA, N.A.
as Administrative Agent and Collateral Agent

By:	/s/ Darleen R. DiGrazia
Name:	Darleen R. DiGrazia
Title:	Vice President

[ Signature Page to Required Group Agent Action No. 4 ]